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                        SECURITIES AND ECHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) March 19, 1999
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                               Alpha Microsystems
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               (Exact name of registrant as specified in charter)



           California                0-10558              95-3108178
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        (State or other            (Commission          (IRS Employer of
  jurisdiction incorporation)      File Number)        Identification No.)


2722 South Fairview Street, Santa Ana, California            92704
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     (Address of principal executive offices)              (Zip Code)



        Registrant's telephone number, including area code (714) 957-8500
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                                 Not Applicable
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          (Former name or former address, if changed since last report)




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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

        The Board of Directors has established a Record Date of April 9, 1999, for the Alpha Microsystems' 1999 Annual Meeting of Shareholders which will be held Thursday, June 3, 1999, at 10:00 a.m. PDT at the Company's headquarters. According to the Company's Bylaws, any shareholder who wishes to make nominations for director or present other proposals at this meeting must notify the Company within ten days (March 29, 1999). The required content of this notice is set forth in the Company's Bylaws, a copy of which may be obtained from the Company's Secretary, Jeffrey J.
Dunnigan.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 19, 1999                       ALPHA MICROSYSTEMS


                                            By: /s/  Douglas J. Tullio
                                                -------------------------
                                                     Douglas J. Tullio
                                                     President and Chief
                                                     Executive Officer



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